UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 28, 2009

Date of Report

Ring Energy, Inc.

Name of Registrant

Nevada	333-140024	90-0406406
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

18 ½ East State Street, Suite 202, Redlands, CA 92373

(Address of principal executive offices)

(909) 798-8394

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2009, by unanimous consent the Board of Directors of Ring Energy, Inc. (the “Company”) and in accordance with Article IX of the Company’s bylaws, changed the fiscal year end of the Company from September 30 to December 31.

On December 30, 2009, the Company entered into an engagement letter with its independent registered public accounting firm, Haynie & Company, to audit its balance sheet as of December 31, 2009, and the related statements of operations, stockholders’ equity and cash flows for the three month period then ended. The Company will file a transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period from October 1, 2009 to December 31, 2009 on or before March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: January 4, 2010

/s/ Robert “Steve” Owens

Robert “Steve” Owens

Chief Executive Officer